UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2020

Commission file number: 001-33225

Great Lakes Dredge & Dock Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33225 (Commission File Number)	20-5336063
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

2122 York Road, Oak Brook, IL		60523
(Address of principal executive offices)		(Zip Code)

(630) 574-3000

(Registrant’s telephone number, including area code)

(Fomer name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.0001)	GLDD	Nasdaq Stock Market, LLC

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Expansion of Board of Directors and Election of New Director

On January 7, 2020, the Board elected Dr. Elaine Dorward-King as a director, effective immediately. Dr. Dorward-King will serve in the class of directors whose term expires at the Company’s 2020 Annual Meeting of Stockholders. Also on January 7, 2020, the Board increased the size of the Board from seven members to eight members. At this time, the Company has not made a determination regarding any Board committee assignments for Dr. Dorward-King.

Dr. Elaine Dorward-King was the Executive Vice President, Sustainability and External Relations at Newmont Mining Corporation (“Newmont”) (NYSE:NEM), the world’s leading gold mining company, until January 3, 2020. Dr. Dorward-King has spent the majority of her career in mining and joined Newmont in 2013.  Prior to joining Newmont, Dr. Dorward-King spent 21 years with Rio Tinto, one of the world’s largest diversified producers of metals and minerals, in general management and Environmental Health and Safety leadership roles. Currently Dr. Dorward-King serves on the Board of Directors of Kenmare Resources plc (LSE:KMR, ISE:KMR), one of the world’s largest producers of mineral sands products. Dr. Dorward-King holds a Bachelor’s Degree from Maryville College and received a PhD in Analytical Chemistry from Colorado State University.

Dr. Dorward-King will receive the standard compensation payable to non-employee directors of the Company, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 21, 2019.

There are no arrangements or understandings between Dr. Dorward-King and any other person pursuant to which Dr. Dorward-King was selected as a director of the Company.  Neither Dr. Dorward-King nor any of her immediate family members have been a party to any transaction or currently proposed transaction with the Company that is reportable under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits to this current report on Form 8-K are listed in the Exhibit Index, which appears prior to the signature page of this report and is incorporated by reference herein.

{B1164756.1}

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release of Great Lakes Dredge & Dock Corporation dated January 8, 2020.

{B1164756.1}

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great Lakes Dredge & Dock Corporation

Date: January 13, 2020	By:	/s/ MARK W. MARINKO
Mark W. Marinko
Senior Vice President and Chief Financial Officer

{B1164756.1}